UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-022022

Morgan Stanley Frontier Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	October 31, 2012

Date of reporting period:	April 30, 2012

Item 1 - Report to Shareholders

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Directors

Michael E. Nugent

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary Ann Picciotto

Chief Compliance Officer

Mary E. Mullin

Secretary

Officers

Michael E. Nugent

Chairman of the Board and Director

Arthur Lev

President and Principal Executive Officer

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley

Frontier Emerging Markets

Fund, Inc. (FFD)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual
Report

April 30, 2012

CEFFDSAN
IU12-01224P-Y04/12

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012

Table of Contents

Letter to Stockholders	3

Portfolio of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Portfolio Management	19

Investment Policy	20

Dividend Reinvestment Plan	22

U.S. Privacy Policy	23

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended April 30, 2012, The Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Fund") had total returns of 6.51%, based on net asset value, and 4.98% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index (the "Index")*, which returned 0.28%. On April 30, 2012, the closing price of the Fund's shares on the New York Stock Exchange was $11.73, representing a 11.9% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Performance dispersion between countries continued to be high, highlighting the importance of conducting strong macro analysis and rigorous country allocation along with active management within the frontier universe.

•  Over the last six months, Argentina has struggled with significant policy issues and more recently the nationalization of YPF, while the European Union (EU) sovereign debt crisis also weighed heavily on the peripheral Eastern European frontier markets. On a positive note, Kenya and Nigeria, which faced challenging performance in 2011, saw a strong recovery in the first few months of 2012.

•  Country allocation was the primary contributor to performance with stock selection also marginally adding to returns. An overweight allocation to Saudi Arabia was the top contributor to returns, followed by stock selection in Qatar.

•  Stock selection and an underweight allocation to Kuwait also contributed to performance.

•  Stock selection in Kazakhstan was the top detractor from returns. Additionally, an overweight allocation to Sri Lanka and an underweight allocation to Pakistan had a negative impact on performance.

•  The Fund utilized P-notes (participation notes) to gain access to Saudi Arabia's market. P-note exposure is intended to mirror the performance of the underlying stock. There is no investment leverage associated with P-notes.

Management Strategies

•  We believe long-term prospects remain constructive given the compelling economic, demographic and productivity characteristics of so many frontier markets. We believe the rising violence in Syria between opposition forces and the military will continue to present political risk for regional markets. Structural problems and sluggish recoveries in the developed countries, combined with slowing growth in many emerging countries, could continue to dampen equity performance generally, in our view. Individual frontier markets face specific, isolated challenges. However, strong fundamentals and earnings prospects in much of the frontier universe contribute to our constructive strategic outlook for the asset class.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont'd)

•  In terms of portfolio positioning, we continue to focus on countries where gross domestic product (GDP) growth, fiscal policy and reform agendas remain constructive and on companies that we believe have strong earnings visibility, sensible management and solid balance sheets, in our opinion. We continue to search for oversold opportunities where valuations are not reflecting underlying fundamentals. This core view has not changed. The portfolio remains overweight such countries as Saudi Arabia, Nigeria, Sri Lanka and Qatar relative to the Index, where there is sustainable reform-led growth and reasonable inflation. Kuwait, Argentina and Pakistan remain our largest underweight country positions relative to the Index.

Notice of upcoming Stockholder Meeting

On May 4, 2012 the Fund announced that the Board of Directors of the Fund (the "Board") determined that it would be in the best interests of stockholders of the Fund to be converted into an open-end fund through a shell reorganization (the "Conversion"). It is currently anticipated that the Conversion will be effectuated through a reorganization of the Fund into a newly-created series of an open-end mutual fund. The Conversion is subject to certain conditions, including stockholder approval and customary closing conditions. The Conversion of the Fund will be submitted for stockholder approval at a stockholder meeting to be held on August 22, 2012, and any adjournments or postponements thereof. Further information about the Conversion will be included in a proxy statement/prospectus expected to be mailed to stockholders in the third quarter of 2012.

Sincerely,

Arthur Lev
President and Principal Executive Officer  May 2012

*The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The MSCI Frontier Markets Index currently consists of 25 frontier market country indices. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. It is not possible to invest directly in an index.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (79.4%)
Bangladesh (4.4%)
Commercial Banks
Islami Bank Bangladesh Ltd.	1,767,375	$989
Pharmaceuticals
Renata Ltd.	82,320	1,221
Wireless Telecommunication Services
GrameenPhone Ltd.	656,672	1,722
		3,932
Kazakhstan (2.0%)
Metals & Mining
Eurasian Natural Resources Corp. PLC	194,597	1,767
Kenya (2.0%)
Beverages
East African Breweries Ltd.	693,532	1,750
Korea, Republic of (1.3%)
Automobiles
Kolao Holdings	104,770	1,168
Kuwait (14.6%)
Commercial Banks
Burgan Bank SAK	2,122,676	3,323
Wireless Telecommunication Services
Mobile Telecommunications Co. KSC	2,472,500	6,584
National Mobile Telecommunication Co. KSC	351,781	3,063
		9,647
		12,970
Mongolia (1.0%)
Metals & Mining
Mongolian Mining Corp. (a)(b)	1,083,900	873
Nigeria (15.9%)
Beverages
Nigerian Breweries PLC	4,100,673	2,869
Commercial Banks
First Bank of Nigeria PLC	28,852,483	1,830
Guaranty Trust Bank PLC	34,487,504	3,511
Zenith Bank PLC	14,697,100	1,323
		6,664

	Shares	Value (000)
Construction Materials
Dangote Cement PLC	1,857,996	$1,381
Household Products
PZ Cussons PLC	251,942	1,359
Oil, Gas & Consumable Fuels
Afren PLC (a)	814,436	1,778
		14,051
Qatar (17.8%)
Commercial Banks
Qatar National Bank SAQ	93,687	3,433
Diversified Telecommunication Services
Qatar Telecom Q-Tel QSC	66,534	2,560
Energy Equipment & Services
Gulf International Services OSC	263,780	1,880
Industrial Conglomerates
Industries Qatar QSC	89,292	3,581
Insurance
Qatar Insurance Co.	85,693	1,765
Multi-Utilities
Qatar Electricity & Water Co.	66,648	2,603
		15,822
Romania (3.1%)
Commercial Banks
Banca Transilvania (a)	3,484,887	1,289
Diversified Financial Services
Fondul Proprietatea SA	8,980,552	1,496
		2,785
Slovenia (2.2%)
Pharmaceuticals
Krka dd Novo mesto	30,300	1,905
Sri Lanka (4.6%)
Commercial Banks
Commercial Bank of Ceylon PLC	1,990,054	1,612
Industrial Conglomerates
John Keells Holdings PLC	1,009,940	1,582
Wireless Telecommunication Services
Dialog Axiata PLC	18,347,188	878
		4,072

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

	Shares	Value (000)
United Arab Emirates (8.4%)
Air Freight & Logistics
Aramex Co.	5,792,259	$2,838
Commercial Banks
First Gulf Bank	819,000	2,007
Real Estate Management & Development
Emaar Properties PJSC (a)	2,954,000	2,630
		7,475
United Kingdom (2.1%)
Pharmaceuticals
Hikma Pharmaceuticals PLC	180,168	1,836
TOTAL COMMON STOCKS (Cost $66,126)		70,406
PARTICIPATION NOTES (12.9%)
Luxembourg (2.9%)
Food Products
Almarai Co. Ltd., expires 3/24/14 (a)	144,126	2,575
Saudi Arabia (8.1%)
Commercial Banks
Alinma Bank, expires 12/3/12 (a)	266,314	1,061
HSBC Bank PLC Series 0008, expires 12/15/14 (a)	30,868,400	2,058
		3,119
Food & Staples Retailing
Herfy Food Services Co., expires 12/1/14 (a)	8,477	200
Metals & Mining
Saudi Arabian Mining Co., expires 6/25/12 (a)	11,295,300	1,006
Wireless Telecommunication Services
Etihad Etisalat Co., expires 12/3/12 (a)	155,059	2,863
		7,188
United Arab Emirates (1.9%)
Diversified Telecommunication Services
Emirates Telecommunications Corp., expires 4/14/14 (a)	733,145	1,729
TOTAL PARTICIPATION NOTES (Cost $9,856)		11,492

	Shares	Value (000)
SHORT-TERM INVESTMENT (7.2%)
Investment Company (7.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $6,357)	6,356,528	$6,357
TOTAL INVESTMENTS (99.5%) (Cost $82,339)		88,255
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		427
NET ASSETS (100.0%)		$88,682

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2012. (See Note A-5 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$2,838	$—	$—	$2,838
Automobiles	1,168	—	—	1,168
Beverages	4,619	—	—	4,619
Commercial Banks	18,028	1,289	—	19,317
Construction Materials	1,381	—	—	1,381
Diversified Financial Services	1,496	—	—	1,496
Diversified Telecommunication Services	2,560	—	—	2,560
Energy Equipment & Services	1,880	—	—	1,880
Household Products	1,359	—	—	1,359
Industrial Conglomerates	5,163	—	—	5,163
Insurance	1,765	—	—	1,765
Metals & Mining	2,640	—	—	2,640

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Portfolio of Investments (cont'd)

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Multi-Utilities	$2,603	$—	$—	$2,603
Oil, Gas & Consumable Fuels	1,778	—	—	1,778
Pharmaceuticals	4,962	—	—	4,962
Real Estate Management & Development	2,630	—	—	2,630
Wireless Telecommunication Services	12,247	—	—	12,247
Total Common Stocks	69,117	1,289	—	70,406
Participation Notes	—	11,492	—	11,492
Short-Term Investment —
Investment Company	6,357	—	—	6,357
Total Assets	$75,474	$12,781	$—	$88,255

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of April 30, 2012, securities with a total value of approximately $51,325,000 transferred from Level 2 to Level 1. At October 31, 2011, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of April 30, 2012, securities with a total value of approximately $4,592,000 transferred from Level 1 to Level 2. At April 30, 2012, the fair market value of certain securities were adjusted due a change in pricing methodology which resulted in their Level 2 classification.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	33.6%
Commercial Banks	25.4
Wireless Telecommunication Services	17.1
Short-Term Investments	7.2
Industrial Conglomerates	5.9
Pharmaceuticals	5.6
Beverages	5.2
Total Investments	100.0%

* Industries representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012

Financial Statements

Statement of Assets and Liabilities	April 30, 2012 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $75,982)	$81,898
Investment in Security of Affiliated Issuer, at Value (Cost $6,357)	6,357
Total Investments in Securities, at Value (Cost $82,339)	88,255
Foreign Currency, at Value (Cost $327)	328
Dividends Receivable	441
Receivable from Affiliate	1
Other Assets	31
Total Assets	89,056
Liabilities:
Deferred Capital Gain Country Tax	136
Payable for Advisory Fees	107
Payable for Custodian Fees	50
Payable for Investments Purchased	34
Payable for Professional Fees	25
Payable for Administration Fees	6
Payable for Stockholder Servicing Agent Fees	—	@
Other Liabilities	16
Total Liabilities	374
Net Assets
Applicable to 6,662,999 Issued and Outstanding $.01 Par Value Shares (100,000,000 Shares Authorized)	$88,682
Net Asset Value Per Share	$13.31
Net Assets Consist of:
Common Stock	$67
Paid-in-Capital	127,807
Undistributed Net Investment Income	1,526
Accumulated Net Realized Loss	(46,498)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $136 Deferred Capital Gain Country Tax)	5,780
Foreign Currency Translations	—	@
Net Assets	$88,682

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012

Financial Statements (cont'd)

Statement of Operations	Six Months Ended April 30, 2012 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $179 of Foreign Taxes Withheld)	$2,348
Interest from Securities of Unaffiliated Issuers (Net of $@ of Foreign Taxes Withheld)	59
Dividends from Security of Affiliated Issuer	2
Total Investment Income	2,409
Expenses:
Advisory Fees (Note B)	625
Custodian Fees (Note D)	123
Professional Fees	73
Administration Fees (Note C)	33
Stockholder Reporting Expenses	12
Stockholder Servicing Agent Fees	3
Directors' Fees and Expenses	2
Other Expenses	12
Total Expenses	883
Rebate from Morgan Stanley Affiliate (Note F)	(2)
Net Expenses	881
Net Investment Income	1,528
Realized Loss:
Investments Sold (Net of Capital Gains Country Tax $12)	(5,148)
Foreign Currency Transactions	(60)
Net Realized Loss	(5,208)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax Accruals of $7)	8,845
Net Change in Unrealized Appreciation (Depreciation)	8,845
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,637
Net Increase in Net Assets Resulting from Operations	$5,165

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended April 30, 2012 (unaudited) (000)	Year Ended October 31, 2011 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,528	$2,296
Net Realized Gain (Loss)	(5,208)	3,631
Net Change in Unrealized Appreciation (Depreciation)	8,845	(21,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,165	(15,390)
Distributions from and/or in Excess of:
Net Investment Income	(1,445)	(1,310)
Total Distributions	(1,445)	(1,310)
Total Increase (Decrease)	3,720	(16,700)
Net Assets:
Beginning of Period	84,962	101,662
End of Period (Including Undistributed Net Investment Income of $1,526 and $1,443)	$88,682	$84,962

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended April 30,		Year Ended October 31,			Period from August 27, 2008^ to
	2012 (unaudited)		2011	2010	2009	October 31, 2008
Net Asset Value, Beginning of Period	$12.75		$15.26	$13.19	$11.79	$19.10
Net Investment Income (Loss)†	0.23		0.34	0.13	0.21	(0.04)
Net Realized and Unrealized Gain (Loss)	0.55		(2.65)	2.06	1.18	(7.23)
Total from Investment Operations	0.78		(2.31)	2.19	1.39	(7.27)
Distributions from and/or in excess of:
Net Investment Income	(0.22)		(0.20)	(0.21)	—	—
Total Distributions	(0.22)		(0.20)	(0.21)	—	—
Offering Cost Charge to Capital	—		—	—	—	(0.04)
Anti-Dilutive Effect of Share Repurchase Program	—		—	0.09	0.01	—
Net Asset Value, End of Period	$13.31		$12.75	$15.26	$13.19	$11.79
Per Share Market Value, End of Period	$11.73		$11.40	$14.04	$11.65	$9.70
TOTAL INVESTMENT RETURN:
Market Value	4.98	%#	(17.74)%	22.87%	19.49%	(51.25	)%#
Net Asset Value(1)	6.51	%#	(15.35)%	17.95%	11.87%	(38.27	)%#
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$88,682		$84,962	$101,662	$93,038	$83,742
Ratio of Expenses to Average Net Assets	2.11	%*+	2.03%+	2.13%+	2.05%+	2.71	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets	3.64	%*+	2.32%+	1.00%+	1.89%+	(1.38	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00%§	0.00%§	0.01%	0.03	%*
Portfolio Turnover Rate	30	%#	60%	42%	54%	31	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

#  Not annualized.

*  Annualized.

+  The Ratios of Expenses and Net Investment Income (loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements

The Morgan Stanley Frontier Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 25, 2008 and is a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). Because the Fund acted diversified for a period of more than three consecutive years, as of August 29, 2011 the Fund became defacto diversified. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of companies operating in frontier emerging market countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to such securities, such investments will be counted for purposes of the Fund's policy described in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements. Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry such as building suppliers and mortgage lenders.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosure" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  In May 2011, FASB issued Accounting Standards Update ("ASU") 2011-04. The amendments in this update are the results of the work of FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements, which are

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

effective during interim and annual periods beginning after December 15, 2011. Consequently, these amendments improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with GAAP and International Financial Reporting Standards. At this time, the Fund's management is evaluating the implications of ASU 2011-04.

6.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, computed weekly and payable monthly at an annual rate of 1.50% of the Fund's average weekly net assets.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2011, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during fiscal 2011 and 2010 was as follows:

2011 Distributions Paid From:		2010 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$1,310	$—	$1,471	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the components of net assets at October 31, 2011:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$(211)	$211	$—

At October 31, 2011, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$1,445	$—

At April 30, 2012, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation was approximately $12,586,000 and the aggregate gross unrealized depreciation was approximately $6,670,000 resulting in net unrealized appreciation of approximately $5,916,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At October 31, 2011, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $41,290,000 to offset against future capital gains of which $10,567,000 will expire on October 31, 2016, $26,532,000 will

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

expire on October 31, 2017 and $4,191,000 will expire on October 31, 2018. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended October 31, 2011, the Fund had utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $3,842,000.

F.  Security Transactions and Transactions with Affiliates: For the six months ended April 30, 2012, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $24,554,000 and $29,476,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended April 30, 2012.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Fund due to its investments in the Liquidity Funds. For the six months ended April 30, 2012, advisory fees paid were reduced by approximately $2,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended April 30, 2012 is as follows:

Value October 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value April 30, 2012 (000)
$1,577	$19,920	$15,140	$2	$6,357

During the six months ended April 30, 2012, the Fund incurred approximately $8,000 in brokerage commissions with Citigroup, Inc. and its affiliated broker-dealers, which may be deemed affiliates of the Adviser and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Portfolio.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

G.  Other: On November 24, 2008, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the six months ended April 30, 2012, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 442,237 of its shares at an average discount of 12.18% from net asset value per share. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Subsequent Event: The Board of Directors of the Fund approved a Plan of Reorganization (the, "Reorganization"), whereby the Fund would convert into an open end structured portfolio of the Morgan Stanley Institutional Fund, Inc. All the existing Stockholders would move into the I Share Class of the new portfolio, which does not have a 12b-1 fee. The Reorganization will require a Stockholder vote. A special meeting for this proposed Reorganization will be held on August 22, 2012. If approved by the Stockholders, the Reorganization is expected to be consummated in September 2012.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Notes to Financial Statements (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Portfolio Management

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Timothy Drinkall, an Executive Director of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio.

Mr. Drinkall has been associated with the Adviser in an investment management capacity since October 2007 and began managing the Fund at its inception in August 2008. Prior to October 2007, Mr. Drinkall was a fund manager at Gustavia Capital (July 2005 to October 2007) and, prior to that, an equity sales specialist at Cheuvreux North America (January 2004 to June 2005).

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Investment Policy

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Contracts for Difference ("CFDs").  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Foreign Currency Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Investment Policy (cont'd)

which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

Dividend Reinvestment Plan

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Frontier Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1 (800) 231-2608

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday-Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

April 30, 2012 (unaudited)

U.S. Privacy Policy (cont'd)

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Frontier Emerging Markets Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
June 19, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 19, 2012